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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 17, 2004
                        (Date of earliest event reported)

                         Commission file number: 0-20167

                       NORTH COUNTRY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


MICHIGAN                                                  38-2062816
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                           Identification No)

130 SOUTH CEDAR STREET, MANISTIQUE, MI                    49854
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (800) 200-7032



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ITEM 5.       Other Events and Regulation FD Disclosure

              On May 17, 2004 North Country Financial Corporation issued a press release announcing that it had recently closed five branch office locations.


Exhibit No.           Description

99.1      Press Release dated May 17, 2004














                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTH COUNTRY FINANCIAL CORPORATION


Date: May 17, 2004                   By:    /s/ Ernie R. Krueger
                                    --------------------------------------------
                                            Ernie R. Krueger, VP/Controller




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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                  DESCRIPTION
------                  -----------
99.1                    Press Release dated May 17, 2004